THE GABELLI UTILITIES FUND (the “Fund”)

Supplement dated August 31, 2023, to the Fund’s Summary Prospectus, dated April 28, 2023.

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 28, 2023, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Removal of Portfolio Manager

Effective October 16, 2023, Brett Kearny is no longer a member of the Fund’s portfolio management team. Accordingly, references to Mr. Kearny are removed from the Summary Prospectus

Addition of Portfolio Manager

Effective October 23, 2023, Ashish Sinha has been added to the Fund’s portfolio management team.

To reflect the change, please note the following:

The following sentence is added to the end of the sub-section “Management—The Portfolio Managers” in the “Summary of the Fund” section in the Summary Prospectus:

Mr. Ashish Sinha has served as an associate portfolio manager of the Fund since October 23, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE